FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: October 29, 2003

(Date of earliest event reported)

NISSAN AUTO LEASE TRUST 2003-A

(Issuer with respect to the Notes)

(Exact name of registrant as specified in its charter)

NISSAN AUTO LEASING LLC II
(Originator of the Note Issuer and Transferor of the SUBI Certificate to the Note Issuer)

(Exact name of registrant as specified in its charter)

NILT TRUST
(Transferor of the SUBI Certificate to Nissan Auto Leasing LLC II)

(Exact name of registrant as specified in its charter)

NISSAN-INFINITI LT
(Issuer with respect to the SUBI Certificate)

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-106763 333-106763-01 333-106763-02 333-106763-03 (Commission File Number)	Nissan Auto Leasing LLC II 95-4885574 Nissan-Infiniti LT 33-6466449 NILT Trust 52-6935346 Nissan Auto Lease Trust 2003-A 51-6538955 (I.R.S. Employer Identification No.)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices of Nissan Auto Lease Trust 2003-A, Nissan Auto Leasing LLC II, NILT
Trust, and Nissan-Infiniti LT)

Registrants’ telephone number, including area code: (310) 719–8583

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 1.1

ITEM 5. OTHER EVENTS

          Pursuant to an Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), dated as of August 26, 1998, by and among NILT Trust, as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (the “Trustee”), Wilmington Trust Company, as Delaware trustee, and U.S. Bank National Association (“U.S. Bank”), as trust agent, as supplemented by a 2003-A SUBI Supplement, dated as of October 29, 2003 (the “2003-A SUBI Supplement”), NILT Inc., as Trustee, created a special unit of beneficial interest (the “2003-A SUBI”) in specified assets of Nissan-Infiniti LT, including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan vehicles leased under the Leases (the “Leased Vehicles”) and related property. In connection with the creation of the 2003-A SUBI, Nissan-Infiniti LT issued to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2003-A SUBI (the “2003-A SUBI Certificate”). On October 29, 2003, NILT Trust sold the 2003-A SUBI Certificate to Nissan Auto Leasing LLC II (“NALL II”) pursuant to a SUBI Certificate Transfer Agreement, dated as of October 29, 2003, by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II further sold the 2003-A SUBI Certificate to Nissan Auto Lease Trust 2003-A (the “Trust”) pursuant to a Trust SUBI Certificate Transfer Agreement, dated as of October 29, 2003 (the “Trust SUBI Certificate Transfer Agreement”), by and between NALL II, as transferor, and the Trust, as transferee. Also on October 29, 2003, the Trust caused the issuance, pursuant to an Indenture, dated as of October 29, 2003 (the “Indenture”), by and between the Trust, as issuer, and U.S. Bank, as indenture trustee, of notes in the following classes: Class A-1, Class A-2, Class A-3a and Class A-3b (collectively, the “Notes”). The Notes, with an aggregate scheduled principal balance of $1,239,700,000.00, were sold to J.P. Morgan Securities Inc., as the representative of several underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated October 21, 2003 (the “Underwriting Agreement”), by and among NALL II, NMAC and J.P. Morgan Securities Inc., on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-1 and Amendment No. 1 and Amendment No. 2 thereto (Commission File Nos. 333-106763, 333-106763-01, 333-106763-02, 333-106763-03).

          Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Agreement of Definitions, dated as of October 29, 2003, by and among the Trust, as issuer, NILT Trust, as grantor and initial beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust Company, as owner trustee and Delaware trustee, and U.S. Bank, as trust agent and indenture trustee.

          Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated October 21, 2003, by and among NALL II, NMAC and J.P. Morgan Securities Inc., on behalf of itself and as a representative of the several Underwriters.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date: October 29, 2003

NISSAN AUTO LEASING LLC II

By:	/s/ Steven R. Lambert

Name: Steven R. Lambert
Title: President

NISSAN AUTO LEASE TRUST 2003-A

By:	Nissan Auto Leasing LLC II, solely as originator of
Nissan Auto Lease Trust 2003-A

	By:	/s/ Steven R. Lambert

Name: Steven R. Lambert
Title: President

NILT TRUST

By:	Nissan Motor Acceptance Corporation, solely as
grantor and beneficiary

	By:	/s/ Steven R. Lambert

Name: Steven R. Lambert
Title: President

NISSAN-INFINITI LT

By:	Nissan Motor Acceptance Corporation, solely as
originator of Nissan-Infiniti LT

	By:	/s/ Steven R. Lambert

Name: Steven R. Lambert
Title: President

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated October 21, 2003, by and among NALL II, NMAC and J.P. Morgan Securities Inc., on behalf of itself and as a representative of the several Underwriters.